UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 2, 2024

KEEMO FASHION GROUP LIMITED

(Exact name of registrant as specified in its charter)

Nevada	333-267967	32-0686375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

69 Wanke Boyu, Xili Liuxin 1st Rd, Nanshan District, Shenzhen, Guangdong 518052, China

(+86) 176-1282-2030

(Address & telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As reported in the Current Report on Form 8-K filed by KEEMO Fashion Group Limited (the “Company”) on July 25, 2024, the Company’s Board of Directors authorized a ten-for-one (10:1) forward stock split (the “Forward Split”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for shareholders of record as of 5:00 pm (Eastern Time) on August 8, 2024, (the “Record Date”).

On August 2, 2024, the Company filed a Certificate of Amendment and Restated Certificate of Incorporation (the “Certificate of Amendment”), with the Forward Split took effect on August 8, 2024 and automatically converted every one share of Common Stock outstanding at that time into ten shares of Common Stock.

The Forward Split affected all holders of Common Stock uniformly and did not affect any common stockholder’s percentage ownership interest in the Company.

Holders of Common Stock were not required to take any action as a result of the Forward Split. Their accounts were automatically adjusted to reflect the number of shares owned.

As a net result of the Forward Split, the issued and outstanding shares of common stock will increase from 5,500,000 to 55,000,000 as of the Effective Date.

The Forward Split of the Company has been declared effective by FINRA with a Daily List Announcement Date of August 7, 2024, and a Market Effective Date of August 9, 2024.

The foregoing description is qualified in its entirety by the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

3.1	Certificate of Amendment to the Restated and Amended Articles of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KEEMO FASHION GROUP LIMITED
(Name of Registrant)
Date: August 8, 2024
	By:	/s/ LIU LU
	Name:	Liu Lu
	Title:	Chief Executive Officer, President, Secretary, Treasurer, Director (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer)

EXHIBIT INDEX

3.1	Certificate of Amendment to the Restated and Amended Articles of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)